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                                                                    EXHIBIT 23.1




                              ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports dated February 16, 1999, included in Coventry Health Care, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP


Baltimore, Maryland
April 5, 1999